                     HOSPITALITY MARKETING CONCEPTS INC.

      COMMON STOCK                                        COMMON STOCK

         Number                                              SHARES

     PAR VALUE $.001                                    CUSIP 44106U 10 4
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                  AND RESTRICTIONS ON TRANSFER

           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
            THIS CERTIFICATE IS TRANSFERABLE IN MINNEAPOLIS, MINNESOTA



THIS CERTIFIES THAT





IS THE OWNER OF


    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE VALUE OF $.001 PER SHARE OF

                           HOSPITALITY MARKETING CONCEPTS INC.

    transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation of the Corporation (copies of which are on file with the Transfer Agent and Registrar), as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents.
         This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:

                                     [SEAL]


         /s/ PHILIP G. HIRSCH                   /s/ MOKHTAR RAMADAN
         -----------------------                --------------------
          SENIOR VICE PRESIDENT                     PRESIDENT AND
   CHIEF FINANCIAL OFFICER AND SECRETARY        CHIEF EXECUTIVE OFFICER


     COUNTERSIGNED AND REGISTERED:
       NORWEST BANK MINNESOTA, N.A.
                                           TRANSFER AGENT
                                           AND REGISTRAR

     BY

                                        ---------------------
                                        AUTHORIZED SIGNATURE


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                   HOSPITALITY MARKETING CONCEPTS INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common    UNIF GIFT MIN ACT -         Guardian
                                                     --------          ---------
                                                      (Cust.)           (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors

JT TEN - as joint tenants with right               Act
         of survivorship and not as                    -------------------------
         tenants in common                                      (State)

      Additional abbreviations may also be used though not in the above list.

         For value received, ___________________ hereby sell, assign and transfer unto
     PLEASE INCLUDE SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE


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 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
 INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                          Shares
--------------------------------------------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                      Attorney
----------------------------------------------------------------------
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     -----------------------------------------

                         NOTICE: --------------------------------
                                 NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the Certificate, in every Particular, without alteration or enlargement, or any change whatever.


                         NOTICE: --------------------------------
                                 NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.


                                   ---------------------------------------------
                                   ALL GUARANTEES MUST BE MADE BY A FINANCIAL
                                   INSTITUTION (SUCH AS A BANK OR BROKER)
                                   WHICH IS A PARTICIPANT IN THE SECURITIES
                                   TRANSFER AGENTS MEDALLION PROGRAM
                                   ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC.
                                   MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE
                                   STOCK EXCHANGES MEDALLION PROGRAM ("SEMP")
                                   AND MUST NOT BE DATED.  GUARANTEES BY A
                                   NATARY PUBLIC ARE NOT ACCEPTABLE.
                                   ---------------------------------------------


                                                     ---------------------------
                                                     Signature(s) Guaranteed By: